UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 18, 2004


                 Exact name of registrants as specified in       I.R.S. Employer
Commission    their charters, state of incorporation, address     Identification
File Number  of principal executive offices, and telephone number     Number

1-15929                       Progress Energy, Inc.                 56-2155481
                             410 S. Wilmington Street
                        Raleigh, North Carolina 27601-1748
                            Telephone: (919) 546-6111
                      State of Incorporation: North Carolina

1-8349                     Florida Progress Corporation             59-2147112
                             410 S. Wilmington Street
                        Raleigh, North Carolina 27601-1748
                            Telephone: (919) 546-6111
                         State of Incorporation: Florida

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by two registrants: Progress Energy, Inc. and Florida Progress Corporation. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On November 18, 2004, Winchester Production Company, Ltd. and TGG Pipeline Ltd., both of which are indirect subsidiaries of Florida Progress Corporation and Progress Energy, Inc., entered into an agreement with EnCana Oil & Gas (USA), Inc. for the sale of certain oil and gas interests and related assets located in the Fort Worth basin of Texas for a sale price of $255 million in cash. The transaction is expected to close by the end of the year and is subject to customary closing provisions and adjustments. If the transaction does not close by December 30, 2004, the agreement will terminate unless it is extended by mutual agreement of the parties.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither Progress Energy, Inc. (Progress Energy or the Company) nor Florida Progress Corporation (FPC) undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: the impact of fluid and complex government laws and regulations, including those relating to the environment; deregulation or restructuring in the electric industry that may result in increased competition and unrecovered (stranded) costs; the uncertainty regarding the timing, creation and structure of regional transmission organizations; weather conditions that directly influence the demand for electricity; our ability to recover through the regulatory process, and the timing of, the costs associated with the four hurricanes that impacted our service territory in 2004 or other significant weather events; recurring seasonal fluctuations in demand for electricity; fluctuations in the price of energy commodities and purchased power; economic fluctuations and the corresponding impact on Progress Energy, Inc. and its subsidiaries' commercial and industrial customers; the ability of the Company's subsidiaries to pay upstream dividends or distributions to it; the impact on the facilities and the businesses of the Company from a terrorist attack; the inherent risks associated with the operation of nuclear facilities, including environmental, health, regulatory and financial risks; the ability to successfully access capital markets on favorable terms; the impact that increases in leverage may have on the Company; the ability of the Company to maintain its current credit ratings; the impact of derivative contracts used in the normal course of business by the Company; investment performance of pension and benefit plans; the Company's ability to control costs, including pension and benefit expense, and achieve its cost management targets for 2007; the availability and use of Internal Revenue Code Section 29 (Section 29) tax credits by synthetic fuel producers and the Company's continued ability to use
Section 29 tax credits related to its coal and synthetic fuel businesses; the impact to our financial condition and performance in the event it is determined the Company is not entitled to previously taken Section 29 tax credits; the Company's ability to manage the risks involved with the operation of its nonregulated plants, including dependence on third parties and related counter-party risks, and a lack of operating history; the Company's ability to manage the risks associated with its energy marketing operations; the outcome of any ongoing or future litigation or similar disputes and the impact of any such outcome or related settlements; and unanticipated changes in operating expenses and capital expenditures. Many of these risks similarly impact the Company's subsidiaries.

These and other risk factors are detailed from time to time in the Progress Energy and FPC United States Securities and Exchange Commission (SEC) reports. Many, but not all of the factors that may impact actual results are discussed in the Risk Factors sections of Progress Energy's and FPC's annual reports on Form 10-K for the year ended December 31, 2003, which were filed with the SEC on March 12, 2004. These reports should be read carefully. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the control of Progress Energy and FPC. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the effect of each such factor on Progress Energy and FPC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                          PROGRESS ENERGY, INC. and
                          FLORIDA PROGRESS CORPORATION
                          Registrants

                          By:   /s/Geoffrey S. Chatas
                               --------------------------------------------
                               Geoffrey S. Chatas
                               Executive Vice President and
                               Chief Financial Officer








Date: November 23, 2004